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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  November 9, 2000
                                                         ----------------


                                AURORA FOODS INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                      333-50681                 94-3303521
        --------                      ---------                 ----------
(State or Other Jurisdiction     Commission File Number)    (I.R.S. Employer
     of Incorporation)             Identification No.)


1000 St. Louis Union Station, Suite 300, St. Louis, MO            63103
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       (Address of Principal Executive Offices)                 (Zip Code)



      Registrant's Telephone Number, including Area Code:  (314) 241-0303
                                                           --------------


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                           This is Page 1 of 4 Pages.
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ITEM 5.   OTHER EVENTS

On November 9, 2000, Aurora Foods Inc. issued a press release with respect to results for the first quarter ended September 30, 2000. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits
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          99.1  Press Release dated November 9, 2000.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AURORA FOODS INC.


                              By: /s/ Christopher T. Sortwell
                                 ----------------------------
                                 Name:  Christopher T. Sortwell
                                 Title:  Chief Financial Officer


Date: November 9, 2000
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                                 EXHIBIT INDEX


Exhibit No.              Description of Exhibits
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99.1                     Press Release dated November 9, 2000.